UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 26, 2024 (January 24, 2024)

HCA HEALTHCARE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-11239	27-3865930
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Park Plaza, Nashville, Tennessee	37203
(Address of Principal Executive Offices)	(Zip Code)

(615) 344-9551

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	HCA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 30, 2024, HCA Healthcare, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) announcing the appointment of Michael A. Marks as the Executive Vice President and Chief Financial Officer of the Company (the “Appointment”), effective May 1, 2024 (the “Effective Date”). In accordance with Instruction 2 to Item 5.02 of Form 8-K, the Company is filing this Amendment No. 1 to the Original 8-K (this “Amendment No. 1”) to provide information regarding material changes to Mr. Marks’ compensation arrangements as a result of the Appointment (the “Compensation Changes”), which arrangements had not been determined at the time of the filing of the Original 8-K. The Compensation Changes, as described below, were approved by the Compensation Committee (the “Committee”) of the Company’s Board of Directors on February 22, 2024.

On February 22, 2024, the Committee adopted the 2024 Executive Officer Performance Excellence Program (the “Executive Officer PEP”). Under the Executive Officer PEP, the executive officers of the Company, including Mr. Marks, shall be eligible to earn performance awards based upon the achievement of certain specified performance targets. The Executive Officer PEP award opportunities for Mr. Marks are weighted (i) 80% for the achievement of certain EBITDA (as defined in the Executive Officer PEP) targets and (ii) 20% for the achievement of targets associated with certain quality metrics. The quality weighted portion of the Executive Officer PEP is based on each of the following quality categories: Healthcare-Associated Infections and Sepsis (30%), Complication and Mortality (30%) and Care Experience (40%) (each as defined in the Executive Officer PEP). Mr. Marks’ Executive Officer PEP award opportunity for 2024 is initially set at 65% of base salary, which will be increased to 110% of base salary, effective as of the Effective Date.

The other terms and conditions of the Executive Officer PEP are disclosed in a separate Current Report on Form 8-K filed by the Company on the date hereof.

Except as expressly set forth herein, this Amendment No. 1 does not amend the Original 8-K in any way and does not modify or update any other disclosures contained in the Original 8-K. This Amendment No. 1 supplements the Original 8-K and should be read in conjunction with the Original 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA HEALTHCARE, INC.

/s/ John M. Franck II
John M. Franck II Vice President - Legal and Corporate Secretary

Date: February 26, 2024